UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone / GSO Floating Rate Enhanced Income Fund

Nasdaq:
BGFLX (Class I)
BGFTX (Class T)
BGFDX (Class D)
BGFPX (Class T-I)
BGFVX (Class U)

Semi-Annual Report

March 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Securities Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (212) 583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (212) 583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your shares are held through a financial intermediary,your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	6
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	29
Additional Information	44
Privacy Procedures	45
Trustees & Officers	55

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary
March 31, 2021 (Unaudited)

To Our Shareholders:

US loans outperformed all other categories of fixed income in the first quarter of 2021, returning 1.78% against a backdrop of an improving economic recovery, generous stimulus and expectations for a sharp increase in consumer spending as vaccinations reached critical mass.1 In reaction, interest rates moved sharply higher with the 10-year Treasury ending March at 1.74%, up 81 basis points (“bps”) since the end of 2020.2 This caused equity and fixed-rate credit markets to experience pockets of volatility, while loans remained relatively stable due to their floating rate coupon and near-zero duration.

Retail investors reacted to the steepening Treasury curve by withdrawing $10.6 billion from high yield funds in the first quarter compared to net retail inflows of $14.0 billion for US loans.3 This was a meaningful reversal of fourth quarter activity when high yield retail funds logged $9 billion of inflows while loan retail funds posted $0.6 billion in outflows.4

Credit markets globally experienced a surge in new loan, high yield, and collateralized loan obligation (“CLO”) issuance in the first quarter of 2021, logging a record-breaking quarter of volumes and leading to elevated levels of secondary trading. US loan issuance totaled $301 billion, the second highest quarter on record, led mostly by refinancings which accounted for 76% of issuance.5 US high yield issuance totaled $159 billion, surpassing the prior high of $146 billion reached in the second quarter of 2020.6 The US CLO market, the top investor in US loans, also experienced record issuance in the first quarter, with 81 new issue deals priced for a total of $39.3 billion. Additional refinancing and reset activity totaled over $68 billion across 150 deals in the US. This breakneck pace of issuance is likely to continue given that an additional $170-180 billion of US CLOs are likely to be refinanced or reset in 2021.7

In a sign of improving credit fundamentals, US loan default volume was muted in the first quarter and the last-twelve-month default rate decreased by 61 bps, ending at 3.34%, an eleven-month-low.8 JP Morgan has revised downward their full year 2021 default forecast to just 2%.

6-Month Total Returns as of March 31, 2021
US Loans (S&P/LSTA Leveraged Loan Index)	5.66%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	7.36%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	0.06%
10-year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	-8.79%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	-2.73%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-1.74%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	0.86%
US Large Cap Equities (S&P 500® Index)	19.06%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Additionally, the number of rating agency upgrades of US corporates outnumbered downgrades in the first quarter of 2021, marking the first sign of this trend since 2014. This will likely continue given favorable financing conditions and improving economic recovery.9

As we pass the one-year mark since COVID-19 drove historic dislocations in global markets, our outlook remains optimistic. Vaccination rates have increased dramatically in the US and UK, and, although we continue to closely monitor variants as well as elevated case counts in certain pockets of the world, the line-of-sight to reopening and recovery in most developed economies is becoming clearer.

[1]	S&P/LSTA Leveraged Loan Index (Loans), Bloomberg Barclays High Yield Bond Index (High Yield), Bloomberg Barclays US Aggregate Bond Index (Agg), and Bloomberg Barclays Corporate Bond Index (Investment Grade), as of March 31, 2021
[2]	Bloomberg
[3]	JPMorgan, Lipper as of March 31, 2021
[4]	JPMorgan, Lipper as of December 31, 2020
[5]	JPMorgan High Yield Bond and Leverage Loan Monitor, April 1, 2021
[6]	JPMorgan High Yield Bond and Leverage Loan Monitor, April 1, 2021
[7]	Barclays Credit Research, March 2021
[8]	JPMorgan Default Monitor, April 1, 2021
[9]	LCD, S&P Global Market Intelligence

2	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary
March 31, 2021 (Unaudited)

Markets are increasingly pricing in a robust economic recovery, but with a clear divergence between performing and stressed assets. Much of the recent outperformance has been driven by a recovery in stressed, lower-rated issuers in COVID-impacted sectors. We believe this wave may be cresting in credit as the momentum of the reopening trade has carried bonds and loans closer to fair value. As a result, careful credit selection will play a larger role in determining performance in the coming months and quarters.

At Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com and www.bgflx.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

Semi-Annual Report | March 31, 2021	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary
March 31, 2021 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including ETFs. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

The Fund’s Class I outperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the three-month, six-month, one-year, and three-year periods and since inception. The Fund’s Class D, Class T, Class T-I, and Class U outperformed the S&P LLI for the three-month, six-month, and one-year periods and since inception.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended March 31, 2021 was primarily attributable to the Fund’s positive selection within loans, and its allocation to bonds and CLO securities. By issuer, the largest positive contributors to performance relative to the benchmark were Envision, Travel Leaders, and Vantage Specialty, and the most significant detractors were Cineworld, American Airlines, and Eagle Claw.

Portfolio Activity and Positioning1

During the period, we continued to dynamically manage the Fund to take advantage of relative value opportunities between loans, high yield, and CLO securities. The Fund’s largest sector overweights were Electronics/Electric, Business Equipment & Services, and Healthcare; the largest sector underweights included Lodging & Casinos, Telecom, and Oil & Gas. The Fund reduced its allocation to high yield bonds and CLOs during the period in favor of loans.

As of March 31, 2021, the Fund held 79.6% of its Managed Assets in first lien loans, 5.1% in second lien loans, 12.5% in corporate bonds, 4.2% in CLO securities, and 0.2% in equity and warrants. The Fund’s investments represented the obligations of 252 companies, with an average position size representing 0.33% of Managed Assets of the Fund.

[1]	Industries per S&P’s Global Industry Classification Standard (GICS).

4	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary
March 31, 2021 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Coupon	4.90%
Current Dividend Yield – I Share^	5.61%
Current Dividend Yield – T Share^	5.12%
Current Dividend Yield – D Share^	5.37%
Current Dividend Yield – T-I Share^	5.12%
Current Dividend Yield – U Share^	5.12%
Average Duration^^	0.58 yr
Average Position*	0.33%
Leverage*	32.01%

^	Represents annualized distribution rate of I Share, T Share, D Share, T-I Share and U Share. Reflects March month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (“NAV”) per share, for each respective class, for each day in the month for which a daily dividend is declared.
^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*
Edelman Financial Center LLC	1.0%
Parallel Ltd	1.0%
Veritas US, Inc.	0.9%
Project Alpha Intermediate Holding, Inc.	0.9%
NMSC Holdings, Inc.	0.8%
Syncsort, Inc.	0.8%
Epicor Software Corp.	0.8%
Project Leopard Holdings, Inc.	0.8%
Weld North Education LLC	0.8%
Deerfield Dakota Holding LLC	0.8%
Top 10 Issuers	8.7%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electric	17.2%
Business Equipment & Services	16.0%
Healthcare	13.6%
Insurance	4.6%
Structured Finance Obligations	4.2%
Top 5 Industries	55.6%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Total Return
	3	6	1	3	Since
	Month	Month^	Year	Year^^	Inception^^
Class I*	2.44%	7.96%	34.04%	5.05%	4.95%
Class T*	2.36%	7.70%	33.43%	N/A	4.47%
Class T* w/ 2.5% Sales Load**	-0.21%	5.03%	30.07%	N/A	3.57%
Class D*	2.42%	7.82%	33.72%	N/A	4.68%
Class T-I*	2.33%	7.66%	33.82%	N/A	4.88%
Class T-I* w/ 3.5% Sales Load***	-1.25%	3.89%	29.14%	N/A	2.97%
Class U*	2.35%	7.70%	33.41%	N/A	5.69%
S&P/LSTA Leveraged Loan Index****	1.78%	1.78%	20.71%	4.13%	4.16%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Assumes payment of the full front-end 3.5% sales load at initial subscription.
****	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.
^	Excludes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended March 31, 2021 may differ from the net asset value for financial reporting purposes.
^^	Annualized.

Semi-Annual Report | March 31, 2021	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 124.67%
Aerospace & Defense - 1.78%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$1,561,902	$1,518,239
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	839,524	816,055
Peraton Corp., First Lien B Term Loan, 2M US L + 3.75%, 0.75% Floor, 02/01/2028	1,178,667	1,180,635
Peraton Corp., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/01/2028	2,074,345	2,077,809
		5,592,738

Air Transport - 1.81%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,601,729	1,643,029
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	1,073,000	1,025,890
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	690,625	691,489
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	2,334,061	2,330,268
		5,690,676

Automotive - 1.19%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/30/2024	1,820,635	1,397,337
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan, 1M US L + 3.25%, 04/30/2026	2,375,732	2,354,944
		3,752,281

Beverage & Tobacco - 0.82%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,576,471	2,569,823

Brokers, Dealers & Investment Houses - 4.12%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	2,281,792	2,283,937
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	3,574,177	3,583,113
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	385,577
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/15/2028	4,377,030	4,359,259
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,344,410	2,337,388
		12,949,274

Building & Development - 2.88%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025(b)	1,678,163	1,681,310
Cornerstone Building Brands, Inc., First Lien B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,199,297	1,196,298
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	455,955	452,365
Foundation Building Materials, Inc., First Lien Sailor Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	263,685	261,608
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	192,953	192,465
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	868,289	866,092
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,630,360	1,638,520
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	744,476	754,016

See Notes to Financial Statements.

6	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Building & Development (continued)
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	$2,022,581	$2,021,458
		9,064,132

Business Equipment & Services - 22.24%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,738,404	1,726,914
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	1,537,662	1,539,585
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,382,500	1,380,343
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,786,364	1,781,344
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	3,210,298	3,212,802
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	1,952,109	1,943,568
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	3,153,310	3,161,004
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	1,076,439	1,077,246
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	2,769,692	2,734,642
Convergint Technologies LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	179,665	179,048
Convergint Technologies LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	857,899	854,952
Convergint Technologies LLC, Second Lien 2nd lien TL Term Loan, 3M US L + 6.75%, 0.75% Floor, 03/18/2029(b)	860,357	864,659
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	2,740,491	2,729,364
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	2,018,479	2,015,421
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	1,677,966	1,738,792
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	1,211,688	1,214,717
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,567,918	2,573,799
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,956,774	1,963,299
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	686,601	687,459
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/23/2025	3,513,003	3,518,501
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	1,403,828	1,438,053
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,270,899	2,226,117
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	958,779	941,804
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	2,474,684	2,475,711
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	2,000,000	2,000,840
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	271,776	272,727
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,098,222	1,082,589
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	1,566,667	1,567,646
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	2,167,009	2,163,401
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	2,694,265	2,699,559
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	2,202,512	2,177,051
ProQuest LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 10/23/2026	2,877,418	2,862,671
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	1,759,500	1,755,832
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	1,985,000	1,992,027

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Business Equipment & Services (continued)
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	$520,622	$514,367
St. George's University Scholastic Services LLC, First Lien Term Loan, 1M US L + 3.25%, 07/17/2025	1,349,558	1,338,600
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/24/2028	1,031,250	1,030,394
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	754,717	756,608
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	3,708,747	3,706,688
		69,900,144

Cable & Satellite Television - 2.47%
NewCo I B.V., First Lien Facility AV1 Term Loan, 1M US L + 3.50%, 01/31/2029	833,333	832,146
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	2,954,198	2,936,355
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	3,154,832	3,157,339
UPC Financing Partnership, First Lien Facility AV Term Loan, 1M US L + 3.50%, 01/31/2029	833,333	832,146
		7,757,986

Chemical & Plastics - 3.27%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,885,031	1,913,109
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025	948,424	949,609
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	647,059	648,139
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	2,190,000	2,187,263
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	506,876	508,196
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	1,260,049	1,205,186
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,844,287	1,745,932
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,200,000	1,123,626
		10,281,060

Clothing & Textiles - 0.34%
S&S Holdings LLC, First Lien Initial Term Loan, 2M US L + 5.00%, 0.50% Floor, 03/11/2028	1,100,000	1,073,875

Conglomerates - 1.63%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,538,213	3,492,146
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	281,138	284,478
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,401,996	1,342,706
		5,119,330

Containers & Glass Products - 3.22%
Charter NEX US, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	1,413,201	1,417,872
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	1,409,007	1,393,818
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,994,859	1,982,391
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/03/2025	2,392,754	2,394,740
Transcendia Holdings, Inc., First Lien 2017 Refinancing Term Loan, 1M US L + 3.50%, 1.00% Floor, 05/30/2024	1,254,852	1,050,939

See Notes to Financial Statements.

8	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Containers & Glass Products (continued)
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 6M US L + 3.25%, 0.50% Floor, 03/03/2028	$1,632,747	$1,619,481
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan, 6M US L + 3.25%, 0.50% Floor, 03/03/2028(c)	280,947	278,664
		10,137,905

Diversified Insurance - 1.07%
Broadstreet Partners, Inc., First Lien Initial (2020) Term Loan, 1M US L + 3.25%, 01/27/2027	1,791,891	1,774,098
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	1,590,183	1,592,830
		3,366,928

Drugs - 1.24%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	554,167	555,089
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	3,328,660	3,333,520
		3,888,609

Ecological Services & Equipment - 1.71%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 1M US L + 3.50%, 07/10/2026	2,177,355	2,168,646
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	3,219,230	3,213,194
		5,381,840

Electronics/Electric - 23.19%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	3,096,788	3,097,934
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	2,001,008	1,994,985
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	974,937	975,751
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,940,000	2,847,669
CPI International, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/26/2024	2,382,468	2,380,610
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	2,005,773	2,004,800
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	943,235	952,082
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,459,434	1,459,697
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,275,106	2,271,125
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,115,974	1,106,209
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	2,901,825	2,905,365
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	886,661	887,397
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	2,530,008	2,537,914
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,089,398	2,094,632
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	2,433,165	2,449,893
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	636,977	637,442
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,893,843	1,901,731
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	851,504	847,353
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,722,441	1,724,456
Infinite BidCo LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	1,032,836	1,027,672

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Electronics/Electric (continued)
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	$3,316,244	$3,320,688
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	362,130	361,406
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	2,000,000	2,010,630
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	1,056,000	1,059,960
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,738,556	1,752,682
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,380,738	2,384,166
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	972,997	980,295
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	894,886	793,339
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	554,968	531,382
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	3,000,000	3,000,000
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,074,291	1,065,563
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	4,015,019	4,009,499
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	317,822	317,822
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,442,135	2,440,913
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,287,959	1,286,832
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	989,873	990,670
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	500,000	500,520
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 3M US L + 6.00%, 1.00% Floor, 12/31/2025	349,470	336,552
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,836,519	1,835,720
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,630,722	1,633,788
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	994,186	995,121
Syncsort, Inc., First Lien Facility B2 Term Loan, 3M US L + 4.25%, 0.75% Floor, 03/19/2028	3,823,150	3,804,034
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	1,361,491	1,365,746
		72,882,045

Equipment Leasing - 0.82%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	2,590,703	2,571,959

Financial Intermediaries - 2.43%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.00%, 1.00% Floor, 03/26/2028	2,241,732	2,244,534
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/13/2024	813,510	798,452
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 1M US L + 3.50%, 1.00% Floor, 01/03/2025	2,127,017	2,128,102
Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/01/2025	2,507,615	2,479,090
		7,650,178

Food Products - 3.32%
Alphabet Holding Company, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,376,179	2,363,003
Dole Food Company, Inc., First Lien Tranche B Term Loan, 1M US L + 2.75%, 1.00% Floor, 04/06/2024	2,154,907	2,157,159
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	1,340,000	1,360,944

See Notes to Financial Statements.

10	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Food Products (continued)
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	$1,912,709	$1,920,283
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/01/2023	1,592,054	1,558,358
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	1,149,770	1,072,758
		10,432,505

Food Service - 3.26%
CEC Entertainment, Inc., Exit Facility, First Lien Initial Term Loan, 1M US L + 1.00%, 1.00% Floor, 12/30/2025	297,100	407,028
CEC Entertainment, Inc., Second Lien Term Loan, 3M US L + 6.50%, 1.00% Floor, 12/30/2027	201,863	198,027
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	537,059	508,418
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,606,368	1,595,597
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	1,144,672	1,141,988
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,720,833	1,708,357
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	2,737,837	2,683,081
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	2,000,000	2,000,840
		10,243,336

Food/Drug Retailers - 0.89%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	2,509,935	2,474,080
EG Group, Ltd., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 03/11/2026	317,961	315,179
		2,789,259

Healthcare - 18.85%
athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	2,179,979	2,188,154
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	3,289,041	3,198,593
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	839,148	839,497
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50%, 8.00% PIK, 1.00% Floor, 08/08/2023	1,633,878	1,492,278
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,845,208	1,841,748
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026(c)	168,412	166,097
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,741,435	2,703,741
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 4.00%, 11/04/2026	1,292,554	1,293,039
CryoLife, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/02/2024	2,435,004	2,444,135
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,284,326	1,978,329
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,892,150	1,814,099
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,910,526	1,906,552
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,059,657	2,057,906
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/19/2027	1,706,444	1,717,110
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,008,048	1,011,203
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	3,879,185	3,829,725
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	2,000,000	1,982,140

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Healthcare (continued)
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	$1,600,635	$1,593,464
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	882,608	881,836
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,770,588	1,771,704
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	783,556	776,214
Phoenix Guarantor, Inc., First Lien Tranche B-2 Retired 04/08/2021 Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/05/2026	1,491,105	1,481,554
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	971,774	965,549
Pluto Acquisition I, Inc., First Lien 2020 Incremental Term Loan, 1M US L + 5.00%, 0.50% Floor, 06/22/2026	266,000	266,997
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	1,060,457	1,057,806
Sunshine Luxembourg VII SARL, First Lien Facility B3 Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/01/2026	269,759	269,826
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	3,144,009	3,118,951
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,187,370	2,040,477
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,409,902	2,376,260
TTF Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 03/24/2028(b)	309,091	309,091
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	2,762,040	2,730,774
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027(b)	2,287,125	2,292,843
Verscend Holding Corp., First Lien B-1 Term Loan, 3M US L + 4.00%, 08/27/2025	2,144,138	2,147,118
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	2,777,236	2,699,140
		59,243,950

Home Furnishings - 1.66%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	3,470,805	3,471,899
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,753,854	1,756,291
		5,228,190

Industrial Equipment - 3.63%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	2,673,299	2,676,440
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	1,855,814	1,862,773
Fluid-Flow Products, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	135,484	134,891
Fluid-Flow Products, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	711,290	708,179
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	59,958	57,710
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,109,228	1,067,632
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,258,707	2,228,825
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	767,023	751,970
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,910,412	1,917,462
		11,405,882

See Notes to Financial Statements.

12	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Insurance - 1.90%
Baldwin Risk Partners LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 0.75% Floor, 10/14/2027(b)	$1,492,500	$1,492,500
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,313,383	2,310,167
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	2,043,864	2,025,990
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	147,929	144,601
		5,973,258

Leisure Goods/Activities/Movies - 3.56%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	464,063	466,383
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	1,067,957	926,955
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	2,490,000	2,452,650
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,080,180	926,060
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,900,000	1,886,747
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	1,142,672	1,091,252
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,269,167	2,133,697
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	204,750	208,930
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	1,362,330	1,112,642
		11,205,316

Lodging & Casinos - 0.64%
Flutter Entertainment PLC, First Lien USD Term Loan, 3M US L + 3.50%, 07/10/2025	2,000,000	2,005,840

Nonferrous Metals/Minerals - 0.62%
American Rock Salt Company LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025	1,939,682	1,951,078

Property & Casualty Insurance - 1.24%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	450,000	451,631
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	3,441,985	3,444,756
		3,896,387

Publishing - 1.22%
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	2,237,743	2,235,103
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,601,935	1,610,057
		3,845,160

Radio & Television - 2.11%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	1,330,167	1,327,573
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	1,760,230	1,746,905
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	3,749,554	3,553,227
		6,627,705

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Retailers (except food & drug) - 0.68%
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	$1,614,953	$1,611,166
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	533,773	533,693
		2,144,859

Steel - 0.34%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	1,077,915	1,070,844

Surface Transport - 0.52%
The Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,632,170	1,626,049

Telecommunications - 4.00%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	1,800,218	1,671,853
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,161,790	1,164,881
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	2,255,153	2,257,408
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,798,005	1,798,851
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	1,000,000	997,500
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	483,709	453,175
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan, 3M US L + 2.75%, 0.75% Floor, 02/15/2028	1,395,145	1,384,604
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,853,458	2,842,458
		12,570,730

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $391,701,470)		391,891,131

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.15%
Structured Finance Obligations - 6.15%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	495,700
AIG CLO 2019-2, Ltd., 3M US L + 7.25%, 10/25/2032(b)(e)	250,000	251,338
AMMC CLO 22, Ltd., 3M US L + 2.70%, 04/25/2031(b)(e)	250,000	243,836
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(e)	500,000	501,191
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(e)	750,000	757,853
BlueMountain CLO 2016-2, Ltd., 3M US L + 4.00%, 08/20/2032(b)(e)	750,000	753,631
California Street CLO IX LP, 3M US L + 3.70%, 07/16/2032(b)(e)	1,500,000	1,507,482
CarVal CLO III, Ltd., 3M US L + 3.70%, 07/20/2032(b)(e)	1,000,000	1,002,535
CIFC Funding 2016-I, Ltd.:
3M US L + 4.00%, 10/21/2031(b)(e)	1,000,000	1,007,331
3M US L + 7.70%, 10/21/2031(b)(e)	500,000	502,877
Dryden 65 CLO, Ltd., 3M US L + 5.75%, 07/18/2030(b)(e)	500,000	483,794
Dryden 80 CLO, Ltd., 3M US L + 4.10%, 01/17/2033(b)(e)	250,000	252,422
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	250,000	250,462
Fort Washington CLO 2019-1:
3M US L + 3.90%, 10/20/2032(b)(e)	500,000	502,766
3M US L + 7.25%, 10/20/2032(b)(e)	750,000	746,681
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	761,641
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	500,876
OHA Credit Funding 6, Ltd., 3M US L + 7.33%, 07/20/2031(b)(e)	500,000	502,083

See Notes to Financial Statements.

14	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Structured Finance Obligations (continued)
OHA Credit Partners XIII, Ltd., 3M US L + 7.15%, 01/21/2030(b)(e)	$750,000	$751,893
Parallel 2018-2, Ltd., 3M US L + 3.15%, 10/20/2031(b)(e)	2,000,000	1,887,407
Parallel 2019-1, Ltd.:
3M US L + 4.20%, 07/20/2032(b)(e)	1,000,000	1,003,080
3M US L + 6.72%, 07/20/2032(b)(e)	667,000	649,044
Parallel 2020-1, Ltd.:
3M US L + 4.10%, 07/20/2031(b)(e)	500,000	501,766
3M US L + 5.00%, 07/20/2031(b)(e)	500,000	502,262
Regatta XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(e)	250,000	250,300
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	500,000	489,039
Romark CLO III, Ltd., 3M US L + 3.90%, 07/15/2032(b)(e)	531,250	532,571
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(e)	500,000	489,816
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(e)	800,000	763,237
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(e)	250,000	250,338
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(e)	250,000	252,155
		19,347,407

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $19,228,975)		19,347,407

CORPORATE BONDS - 18.41%
Brokers, Dealers & Investment Houses - 0.24%
AG Issuer LLC, 6.250%, 03/01/2028(e)	721,000	756,149

Building & Development - 1.75%
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(e)	882,000	940,984
Foundation Building Materials, Inc., 6.000%, 03/01/2029(e)	1,314,000	1,299,217
Griffon Corp., 5.750%, 03/01/2028	1,615,000	1,719,975
Tutor Perini Corp., 6.875%, 05/01/2025(e)	1,500,000	1,552,950
		5,513,126

Business Equipment & Services - 1.36%
Austin BidCo, Inc., 7.125%, 12/15/2028(e)	571,000	582,063
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(e)	1,047,000	1,168,059
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(e)	2,381,000	2,522,372
		4,272,494

Cable & Satellite Television - 1.32%
Altice France Holding SA, 6.000%, 02/15/2028(e)	2,149,000	2,121,375
CSC Holdings LLC, 4.625%, 12/01/2030(e)	1,413,000	1,391,805
VMed O2 UK Financing I PLC, 4.250%, 01/31/2031(e)	666,000	649,083
		4,162,263

Containers & Glass Products - 1.07%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(e)	1,481,000	1,512,219
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 6.000%, 09/15/2028(e)	413,000	427,197
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(e)	636,000	678,930
6.625%, 11/01/2025(e)	750,000	765,859
		3,384,205

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Diversified Insurance - 1.86%
HUB International, Ltd., 7.000%, 05/01/2026(e)	$2,850,000	$2,962,333
NFP Corp., 6.875%, 08/15/2028(e)	2,775,000	2,882,531
		5,844,864

Electronics/Electric - 2.11%
Plantronics, Inc., 4.750%, 03/01/2029(e)	3,232,000	3,183,520
Spectrum Brands, Inc., 5.500%, 07/15/2030(e)	477,000	511,285
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(e)	2,818,000	2,930,438
		6,625,243

Food Products - 0.28%
Dole Food Co., Inc., 7.250%, 06/15/2025(e)	846,000	871,380

Food Service - 0.25%
IRB Holding Corp., 6.750%, 02/15/2026(e)	750,000	777,188

Healthcare - 1.10%
Envision Healthcare Corp., 8.750%, 10/15/2026(e)	1,584,000	1,177,799
Team Health Holdings, Inc., 6.375%, 02/01/2025(e)	750,000	664,635
US Acute Care Solutions LLC, 6.375%, 03/01/2026(e)	1,555,000	1,615,256
		3,457,690

Home Furnishings - 0.44%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(e)	1,317,000	1,372,841

Industrial Equipment - 0.20%
Vertical Holdco GmbH, 7.625%, 07/15/2028(e)	340,000	366,223
Vertical US Newco, Inc., 5.250%, 07/15/2027(e)	259,000	271,626
		637,849

Leisure Goods/Activities/Movies - 0.76%
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	1,246,000	1,278,944
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(e)	1,115,000	1,117,910
		2,396,854

Property & Casualty Insurance - 0.72%
AssuredPartners, Inc.:
7.000%, 08/15/2025(e)	1,150,000	1,192,222
5.625%, 01/15/2029(e)	1,053,000	1,074,323
		2,266,545

Publishing - 0.52%
Photo Holdings Merger Sub, Inc., 8.500%, 10/01/2026(e)	1,500,000	1,628,205

Radio & Television - 2.51%
Entercom Media Corp.:
6.500%, 05/01/2027(e)	1,717,000	1,779,241
6.750%, 04/02/2029(e)	275,000	286,090
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(e)	624,000	610,350
5.500%, 03/01/2030(e)	1,573,000	1,532,401
4.125%, 12/01/2030(e)	736,000	710,700

See Notes to Financial Statements.

16	www.bgflx.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal
	Amount	Value

Radio & Television (continued)
Univision Communications, Inc., 6.625%, 06/01/2027(e)	$2,775,000	$2,968,695
		7,887,477

Steel - 0.55%
GrafTech Finance, Inc., 4.625%, 12/15/2028(e)	1,713,000	1,727,989

Surface Transport - 0.53%
XPO Logistics, Inc., 6.250%, 05/01/2025(e)	1,539,000	1,658,026

Utilities - 0.84%
Pike Corp., 5.500%, 09/01/2028(e)	2,586,000	2,637,720

TOTAL CORPORATE BONDS
(Cost $56,809,172)		57,878,108

	Shares
COMMON STOCK - 0.31%
Food Service - 0.31%
CEC Brands, LLC - Equity(f)	53,298	959,364

TOTAL COMMON STOCK
(Cost $212,475)		959,364

WARRANTS - 0.04%
Healthcare - 0.04%
Carestream Health expires 12/31/2049 at $0.01(b)	33	117,613

TOTAL WARRANTS
(Cost $0)		117,613

SHORT TERM INVESTMENTS - 5.38%
Fidelity Treasury Portfolio
(0.010% 7-Day Yield)	16,922,875	16,922,875

TOTAL SHORT TERM INVESTMENTS
(Cost $16,922,875)		16,922,875

Total Investments- 154.96%
(Cost $484,874,967)		487,116,498

Liabilities in Excess of Other Assets - (7.88)%		(24,771,236)

Leverage Facility - (47.08)%		(148,000,000)

Net Assets - 100.00%		$314,345,262

Amounts above are shown as a percentage of net assets as of March 31, 2021.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2021 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%

2M US L - 2 Month LIBOR as of March 31, 2021 was 0.13%

3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%

6M US L - 6 Month LIBOR as of March 31, 2021 was 0.21%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2021. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2021, the Fund has unfunded delayed draw loans in the amount of $550,543. Fair value of these unfunded delayed draws was $541,631.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $75,505,540, which represented approximately 24.02% of net assets as of March 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.

See Notes to Financial Statements.

18	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Statement of Assets and Liabilities
March 31, 2021 (Unaudited)

ASSETS:
Investments, at fair value (Cost $484,874,967)	$487,116,498
Cash	2,141,327
Receivable for investment securities sold	35,460,562
Interest receivable	1,562,394
Receivable for shares sold	723,746
Prepaid offering costs	36,820
Prepaid expenses and other assets	36,914
Total Assets	527,078,261

LIABILITIES:
Payable for investment securities purchased	62,384,798
Leverage facility	148,000,000
Interest due on leverage facility	69,718
Net unrealized depreciation on unfunded loan commitments	5,752
Distributions payable to common shareholders	1,418,749
Accrued advisory fee	2,335
Accrued trustees' fees payable	50,152
Accrued distribution fees payable	35,647
Accrued shareholder servicing fees payable	35,640
Accrued transfer agent fees payable	77,020
Other payables and accrued expenses	653,188
Total Liabilities	212,732,999
Net Assets Attributable to Common Shareholders	$314,345,262

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,082,443 shares issued and outstanding)	$13,082
Paid-in capital in excess of par value	334,848,647
Total distributable earnings	(20,516,467)
Net Assets Attributable to Common Shareholders	$314,345,262

NET ASSET VALUE
Class I:
Net asset value per share	$23.98
Net assets	148,206,154
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	6,179,832

Class T:
Net asset value per share	23.94
Net assets	141,931,931
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	5,928,986

Class D:
Net asset value per share	24.02
Net assets	114,650
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	4,774

Class T-I:
Net asset value per share	24.53
Net assets	6,695,428
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	272,920

Class U:
Net asset value per share	25.00
Net assets	17,397,099
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	695,932

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	19

Blackstone / GSO Floating Rate
Enhanced Income Fund	Statement of Operations
For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$11,964,501
Facility and other fees	149,852
Total Investment Income	12,114,353

EXPENSES:
Advisory fee	1,534,004
Fund accounting and administration fees	199,553
Distribution fees	212,043
Shareholder servicing fees	212,123
Offering cost	48,749
Insurance expense	43,682
Legal and audit fees	314,105
Custodian fees	86,159
Trustees' fees and expenses	85,779
Printing expense	76,448
Transfer agent fees	126,893
Interest on leverage facility	867,544
Other expenses	31,240
Total expenses	3,838,322
Reimbursement from Adviser/Advisory fee waiver	(474,776)
Net Expenses	3,363,546
Net Investment Income	8,750,807

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investment securities	(649,924)
Net realized loss	(649,924)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded commitments	14,991,342
Net change in unrealized appreciation/depreciation on investments	14,991,342
Net Realized and Unrealized Gain on Investments	14,341,418

Net Increase in Net Assets Attributable to Common Shares from Operations	$23,092,225

See Notes to Financial Statements.

20	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$8,750,807	$21,635,658
Net realized loss on investments	(649,924)	(21,120,102)
Net change in unrealized appreciation/(depreciation) on investment securities and unfunded commitments	14,991,342	(4,408,587)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	23,092,225	(3,893,031)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(3,896,249)	(11,599,458)
Class T	(3,811,269)	(9,360,170)
Class D	(3,153)	(7,163)
Class T-I	(160,135)	(162,959)
Class U	(445,967)	(450,865)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,316,773)	(21,580,615)

SHARES TRANSACTIONS, IN DOLLARS:
Class I(a)
Proceeds from shares sold	24,249,546	31,631,244
Distributions reinvested	1,174,847	6,377,258
Cost of shares redeemed	(15,915,389)	(104,524,931)
Redemption fees	657	20,241
Class T(b)
Proceeds from shares sold	3,781,566	11,163,343
Distributions reinvested	1,471,961	4,527,199
Cost of shares redeemed	(21,569,325)	(31,608,400)
Redemption fees	773	49,280
Class D(c)
Proceeds from shares sold	15,000	88,900
Distributions reinvested	98	1,217
Cost of shares redeemed	(49,325)	(9,286)
Redemption fees	–	186
Class T-I(d)
Proceeds from shares sold	826,445	6,311,462
Distributions reinvested	8,331	17,232
Cost of shares redeemed	(122,897)	(973,310)
Redemption fees	219	19,464
Class U(e)
Proceeds from shares sold	–	15,308,934
Distributions reinvested	327,839	414,568
Cost of shares redeemed	(362,915)	(200,000)
Redemption fees	2,411	3,860
Net Decrease from Capital Share Transactions	(6,160,158)	(61,381,539)
Net Increase/(Decrease) in Net Assets	8,615,294	(86,855,185)

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D commenced operations on October 1, 2018.
(d)	The Fund's Class T-I commenced operations on April 22, 2019.
(e)	The Fund's Class U commenced operations on November 29, 2019.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	21

Blackstone / GSO Floating Rate
Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
NET ASSETS
Beginning of period	$305,729,968	$392,585,153
End of period	$314,345,262	$305,729,968

SHARE TRANSACTIONS, IN SHARES:
Class I(a)
Beginning shares	5,784,140	8,878,040
Shares sold	1,024,005	1,376,501
Reinvestment in shares	49,896	283,468
Shares redeemed	(678,209)	(4,753,869)
Net change in shares resulting from shares transactions	395,692	(3,093,900)
Ending shares	6,179,832	5,784,140

Class T(b)
Beginning shares	6,622,925	7,318,446
Shares sold	158,885	477,918
Reinvestment in shares	62,551	201,046
Shares redeemed	(915,375)	(1,374,485)
Net change in shares resulting from shares transactions	(693,939)	(695,521)
Ending shares	5,928,986	6,622,925

Class D(c)
Beginning shares	6,262	2,870
Shares sold	626	3,746
Reinvestment in shares	4	54
Shares redeemed	(2,118)	(408)
Net change in shares resulting from shares transactions	(1,488)	3,392
Ending shares	4,774	6,262

Class T-I(d)
Beginning shares	243,498	11,624
Shares sold	34,150	272,624
Reinvestment in shares	345	756
Shares redeemed	(5,073)	(41,506)
Net change in shares resulting from shares transactions	29,422	231,874
Ending shares	272,920	243,498

Class U(e)
Beginning shares	697,249	–
Shares sold	–	687,572
Reinvestment in shares	13,344	18,184
Shares redeemed	(14,661)	(8,507)
Net change in shares resulting from shares transactions	(1,317)	697,249
Ending shares	695,932	697,249

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D commenced operations on October 1, 2018.
(d)	The Fund's Class T-I commenced operations on April 22, 2019.
(e)	The Fund's Class U commenced operations on November 29, 2019.

See Notes to Financial Statements.

22	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Statement of Cash Flows
For the Six Months Ended March 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$23,092,225
Adjustments to reconcile net increase/decrease in net assets attributable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(248,367,266)
Payment-in-kind interest	(79,701)
Proceeds from disposition of investment securities	263,610,158
Discounts accreted/premiums amortized	(428,715)
Net realized loss on:
Investment securities	649,924
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded commitments	(14,991,342)
Net purchase of short term investments	(7,653,056)
(Increase)/Decrease in assets:
Interest receivable	81,033
Prepaid offering costs	(8,251)
Prepaid expenses and other assets	24,352
Increase/(Decrease) in liabilities:
Interest due on leverage facility	4,153
Net unrealized depreciation on unfunded loan commitments	5,752
Payable to Adviser for offering costs	(11,983)
Accrued advisory fees payable	(9,218)
Accrued trustees' fees payable	13,314
Accrued distribution fees payable	(79)
Accrued shareholder servicing fees payable	(118)
Accrued transfer agent fees payable	(6,203)
Other payables and accrued expenses	(316,295)
Net Cash Provided by (Used in) Operating Activities	15,608,684

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	26,200,000
Payments on leverage facility	(26,200,000)
Cost of shares redeemed - common shares	(38,015,791)
Proceeds from shares sold - common shares	29,255,140
Distributions paid to common shareholders (net of distributions reinvested)	(5,322,276)
Net Cash Provided by (Used in) Financing Activities	(14,082,927)

Net Increase in Cash	1,525,757
Cash, beginning balance	$615,570
Cash, ending balance	$2,141,327

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$863,391
Reinvestment of distributions	$2,983,076

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	23

Blackstone / GSO Floating Rate
Enhanced Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$22.85		$24.24	$25.00	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.70		1.46	1.66	0.90
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.10		(1.41)	(0.76)	(0.01)
Total Income from Investment Operations	1.80		0.05	0.90	0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.67)		(1.44)	(1.66)	(0.89)
Total Distributions to Shareholders	(0.67)		(1.44)	(1.66)	(0.89)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	–

Net asset value - end of period	$23.98		$22.85	$24.24	$25.00

Total Investment Return - Net Asset Value(c)	7.96%		0.49%	3.82%	3.61%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.19	%(d)	2.63%	3.30%	3.40	%(d)
Advisory Fee	1.00	%(d)	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	0.62	%(d)	0.60%	0.73%	1.60	%(d)
Interest on leverage	0.57	%(d)	1.03%	1.57%	0.80	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.27	%)(d)	(0.27%)	(0.59%)	(2.15	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	1.92	%(d)	2.36%	2.71%	1.25	%(d)
Excluded expenses(e)	(1.57	%)(d)	(2.01%)	(2.36%)	(0.90	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35%	0.35%	0.35	%(d)
Net investment income	5.98	%(f)	6.42%	6.82%	5.17	%(f)

Net assets, end of period (000s)	$148,206		$132,194	$215,196	$187,942
Portfolio turnover rate	62	%(g)	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$148,000		$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$149,496		$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,124		$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

24	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund – Class T	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$22.81		$24.19	$24.94	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64		1.33	1.53	0.58
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.10		(1.39)	(0.75)	(0.09)
Total Income/(Loss) from Investment Operations	1.74		(0.06)	0.78	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.61)		(1.33)	(1.54)	(0.55)
Total Distributions to Shareholders	(0.61)		(1.33)	(1.54)	(0.55)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.01	0.01	–

Net asset value - end of period	$23.94		$22.81	$24.19	$24.94

Total Investment Return - Net Asset Value(c)	7.70%		0.02%	3.33%	2.00%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.70	%(d)	3.12%	3.86%	3.90	%(e)
Advisory Fee	1.00	%(d)	1.00%	1.00%	1.00	%(e)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.13	%(d)	1.12%	1.29%	1.83	%(e)
Interest on leverage	0.57	%(d)	1.00%	1.57%	1.07	%(e)
Reimbursement from Adviser and Advisory fee waiver	(0.28	%)(d)	(0.29%)	(0.62%)	(1.85	%)(e)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.42	%(d)	2.83%	3.24%	2.05	%(e)
Excluded expenses(f)	(2.07	%)(d)	(2.48%)	(2.89%)	(1.70	%)(e)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35%	0.35%	0.35	%(e)
Net investment income	5.48	%(d)	5.88%	6.31%	5.86	%(d)

Net assets, end of period (000s)	$141,932		$151,091	$177,032	$117,661
Portfolio turnover rate	62	%(g)	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$148,000		$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$149,496		$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,124		$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(f)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	25

Blackstone / GSO Floating Rate
Enhanced Income Fund – Class D	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$22.89		$24.24	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68		1.38	1.59
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.09		(1.38)	(0.74)
Total Income from Investment Operations	1.77		–	0.85

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.64)		(1.39)	(1.61)
Total Distributions to Shareholders	(0.64)		(1.39)	(1.61)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		0.04	–

Net asset value - end of period	$24.02		$22.89	$24.24

Total Investment Return - Net Asset Value(b)	7.82%		0.41%	3.57%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	6.68	%(c)	2.89%	3.65%
Advisory Fee	1.00	%(c)	1.00%	1.00%
Expenses before reimbursement from Adviser and Advisory fee waiver	5.11	%(c)	0.94%	1.06%
Interest on leverage	0.57	%(c)	0.95%	1.59%
Reimbursement from Adviser and Advisory fee waiver	(4.52	%)(c)	(0.35%)	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.16	%(c)	2.54%	2.98%
Excluded expenses(d)	(1.81	%)(c)	(2.19%)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)	0.35%	0.35%
Net investment income	5.73	%(e)	6.11%	6.57%

Net assets, end of period (000s)	$115		$143	$70
Portfolio turnover rate	62	%(f)	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$148,000		$148,000	$188,500
Average borrowings outstanding during the period (000s)	$149,496		$166,950	$168,989
Asset coverage, end of period per $1,000(g)	$3,124		$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement.See Note 3.
(e)	Annualized.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

26	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund – Class T-I	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Period April 22, 2019 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$23.38		$24.71	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.66		1.28	0.67
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.12		(1.41)	(0.28)
Total Income/(Loss) from Investment Operations	1.78		(0.13)	0.39

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.63)		(1.35)	(0.68)
Total Distributions to Shareholders	(0.63)		(1.35)	(0.68)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.15	–

Net asset value - end of period	$24.53		$23.38	$24.71

Total Investment Return - Net Asset Value(c)	7.66%		0.35%	1.58%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.89	%(d)	4.97%	27.10	%(d)
Advisory Fee	1.00	%(d)	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.32	%(d)	3.23%	24.49	%(d)
Interest on leverage	0.57	%(d)	0.74%	1.61	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.47	%)(d)	(2.37%)	(23.65	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.42	%(d)	2.60%	3.45	%(d)
Excluded expenses(e)	(2.07	%)(d)	(2.25%)	(3.10	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35%	0.35	%(d)
Net investment income	5.48	%(f)	5.74%	6.17	%(f)

Net assets, end of period (000s)	$6,695		$5,693	$287
Portfolio turnover rate	62	%(g)	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$148,000		$148,000	$188,500
Average borrowings outstanding during the period (000s)	$149,496		$166,950	$168,989
Asset coverage, end of period per $1,000(h)	$3,124		$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	27

Blackstone / GSO Floating Rate
Enhanced Income Fund – Class U	Financial Highlights
For a Share Outstanding Throughout the Period Indicated

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Period November 29, 2019 (Commencement of Operations) to September 30, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$23.82		$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.09
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.15		(1.15)
Total Income/(Loss) from Investment Operations	1.82		(0.06)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.64)		(1.13)
Total Distributions to Shareholders	(0.64)		(1.13)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.01

Net asset value - end of period	$25.00		$23.82

Total Investment Return - Net Asset Value(c)	7.70%		0.01%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.90	%(d)	2.42	%(d)
Advisory Fee	1.00	%(d)	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.33	%(d)	4.11	%(d)
Interest on leverage	0.57	%(d)	0.69	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.48	%)(d)	(1.58	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.42	%(d)	2.53	%(d)
Excluded expenses(e)	(2.07	%)(d)	(2.18	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(d)	0.35	%(d)
Net investment income	5.48	%(f)	5.66	%(f)

Net assets, end of period (000s)	$17,397		$16,609
Portfolio turnover rate	62	%(g)	87	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$148,000		$148,000
Average borrowings outstanding during the period (000s)	$149,496		$166,950
Asset coverage, end of period per $1,000(h)	$3,124		$3,066

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

28	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of March 31, 2021, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | March 31, 2021	29

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2021:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building & Development	$–	$7,382,822	$1,681,310	$9,064,132
Business Equipment & Services	–	69,035,485	864,659	69,900,144
Chemical & Plastics	–	8,093,797	2,187,263	10,281,060
Healthcare	–	56,642,016	2,601,934	59,243,950
Industrial Equipment	–	10,280,540	1,125,342	11,405,882
Insurance	–	4,336,157	1,637,101	5,973,258
Leisure Goods/Activities/Movies	–	8,752,666	2,452,650	11,205,316
Other	–	214,817,389	–	214,817,389
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	19,347,407	19,347,407
Corporate Bonds	–	57,878,108	–	57,878,108
Common Stock	–	959,364	–	959,364
Warrants
Healthcare	–	–	117,613	117,613
Short Term Investments	16,922,875	–	–	16,922,875
Total	$16,922,875	$438,178,344	$32,015,279	$487,116,498

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(3,460)	(2,292)	(5,752)
Total	–	(3,460)	(2,292)	(5,752)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

30	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of September 30, 2020	$29,217,127	$23,158,139	$–	$(7,435)	$52,367,831
Accrued discount/ premium	3,852	20,659	–	–	24,511
Realized Gain/(Loss)	(31,982)	254,454	–	–	222,472
Change in Unrealized Appreciation/(Depreciation)	692,161	964,235	117,613	5,143	1,768,866
Purchases	12,077,050	2,249,598	–	–	14,326,648
Sales Proceeds	(22,063,423)	(7,299,678)	–	–	(29,363,101)
Transfer into Level 3	144,601	–	–	–	144,601
Transfer out of Level 3	(7,489,127)	–	–	–	(7,489,127)
Balance as of March 31, 2021	$12,550,259	$19,347,407	$117,613	$(2,292)	$32,012,987
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2021	$410,270	$933,980	$117,613	$(5,143)	$1,456,720

Information about Level 3 fair value measurements as of March 31, 2021:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$12,550,259	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	19,347,407	Third-party vendor pricing service	Broker quotes	N/A
Warrants	117,613	Performance Multiple Methodology	EBITDA Multiple(a)	4.75x
Unfunded Loan Commitments	(2,292)	Third Party Vendor Pricing Services	Broker Quote	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Semi-Annual Report | March 31, 2021	31

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Offering Costs: Offering costs incurred by the Fund since inception of $1,622,394 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. During the period ended March 31, 2021, $48,749 in offering costs were amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2021, including judgments about the financial market and economic conditions which may change over time.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of The Blackstone Group Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”).

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through January 31, 2022, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay waived amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $474,776 in fees and expenses to the Fund.

As of March 31, 2021, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed in year ending September 30, 2018	Expenses reimbursed in year ending September 30, 2019	Expenses reimbursed in period ending September 30, 2020	Expenses reimbursed in period ending March 31, 2021
Class	Subject to repayment until maximum expiration date of September 30, 2021	Subject to repayment until maximum expiration date of September 30, 2022	Subject to repayment until maximum expiration date of September 30, 2023	Subject to repayment until maximum expiration date of March 31, 2024
Class I	$1,241,728	$739,694	$443,335	$187,319
Class T	396,344	642,343	430,571	210,213
Class D	─	256	383	5,058
Class T-I	─	45,889	68,442	17,050
Class U	─	─	145,174	55,136
Total	$1,638,072	$1,428,182	$1,087,905	$474,776

32	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Trustee Compensation

Effective January 1, 2020, the Fund and Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund (collectively, the “Funds”) agreed to pay a retainer fee of $145,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Securities Partners L.P. (formerly known as Blackstone Advisory Partners L.P.) (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, Class T-I Shares, and Class U Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class T-I Shares, and Class U Shares, respectively. For the period ended March 31, 2021, Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares incurred servicing fees of $182,886, $125, $7,689, and $21,423, respectively, and Class T Shares, Class T-I Shares, and Class U Shares incurred distribution fees of $182,931, $7,689, and $21,423, respectively. Class I Shares do not incur a Service Fee or a Distribution Fee. The Distributor may pay all or a portion of these fees to selling agents.

Other Agreements

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended March 31, 2021, excluding temporary short-term investments, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$295,952,072	$284,346,400

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of March 31, 2021, the reimbursement amount of $166,513, is recorded as other payables and accrued expenses to the Fund’s Statement of Assets and Liabilities.

During the period ended March 31, 2021, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At March 31, 2021, 84.78% of the Fund’s Managed Assets were held in floating rate loan interests.

Semi-Annual Report | March 31, 2021	33

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At March 31, 2021 the Fund had invested $23,739,575 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

34	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation. The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Semi-Annual Report | March 31, 2021	35

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

NOTE 7. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2021, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Justrite Safety Group, First Lien Delayed Draw Term Loan	$76,964	$74,078
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan	387,273	381,948
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan	86,306	85,605
Total	$550,543	$541,631

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations. For the period ended March 31, 2021, the Fund recorded a net change in unrealized depreciation on unfunded loan commitments totaling $(29,216).

NOTE 8. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, and as further amended on April 9, 2020, and as further amended on January 14, 2021, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 0.90% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.95% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2021, the Fund had borrowings outstanding under its Leverage Facility of $148,000,000, at an interest rate of 1.02% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2021. For the days leverage was drawn during the period ended March 31, 2021, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $144,895,604 and 1.00%, respectively for Tranche A, and $4,600,000 and 0.98%, respectively for Tranche B.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 9. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

36	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the period ended March 31, 2021, the Fund completed 6 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 12, 2020	5%	October 12, 2020	$5,121,784	223,460	1.67%
November 11, 2020	5%	November 11, 2020	12,810,385	550,754	4.15%
December 10, 2020	5%	December 10, 2020	6,430,007	272,854	2.08%
January 13, 2021	5%	January 13, 2021	1,843,758	76,860	0.59%
February 10, 2021	5%	February 10, 2021	4,719,240	195,988	1.50%
March 10, 2021	5%	March 10, 2021	7,094,677	295,518	2.30%

(a)	If total repurchase request exceeds 5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks, which are further discussed in the Fund’s Prospectus. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

Semi-Annual Report | March 31, 2021	37

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the repurchase request deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the repurchase request deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Loans are subject to a number of risks, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

38	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

“Covenant-lite” Obligations Risk: The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk: Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

LIBOR Risk: Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR and could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its underlying obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally. The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations and financial condition. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Semi-Annual Report | March 31, 2021	39

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Force Majeure Risk: The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk: The world has been susceptible to epidemics/pandemics, most recently the novel coronavirus and related respiratory disease (“COVID-19”), which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

COVID-19 Risk: During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the COVID-19 pandemic has been rapidly evolving, resulting in numerous deaths, and many countries have reacted by instituting (or strongly encouraging) quarantines and prohibitions/restrictions on travel, closing financial markets and/or restricting trading, closing offices, schools, courts and other public venues, and limiting operations of non-essential businesses, and other restrictive measures designed to help slow the spread of COVID-19. Such actions, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

The outbreak of the COVID-19 pandemic has at times had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. The full extent of the impact and effects of COVID-19 on the Fund’s and its investments’ operational and financial performance will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, development of viable treatment options or availability of vaccines, the recovery time of the disrupted supply chains and industries, the impact of COVID-19 on overall goods and services, investor liquidity, consumer confidence and spending levels, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.

40	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Cyber-Security Risk and Identity Theft Risks: The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

Semi-Annual Report | March 31, 2021	41

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

42	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

NOTE 11. INCOME TAX

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the six month period ended March 31, 2021 and the twelve month period ended September 30, 2020, respectively, are as follows:

2021	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$8,316,773
Total	$8,316,773

2020	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$21,580,615
Total	$21,580,615

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investments at March 31, 2021, calculated using book/tax differences as of the most recently ended fiscal year, September 30, 2020, are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$485,606,086
Gross appreciation (excess of value over tax cost)	$5,211,447
Gross depreciation (excess of tax cost over value)	(3,701,035)
Net unrealized appreciation	$1,510,412

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank-offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

NOTE 13. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on April 13, 2021, and 101,991 shares were repurchased for $2,459,694.

The Fund completed a monthly repurchase offer on May 12, 2021, and 220,182 shares were repurchased for $5,314,975.

Semi-Annual Report | March 31, 2021	43

Blackstone / GSO Floating Rate
Enhanced Income Fund	Additional Information
March 31, 2021 (Unaudited)

Portfolio Information.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at http://www.bgflx.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov.

44	www.bgflx.com

Blackstone / GSO Floating Rate
Enhanced Income Fund	Privacy Procedures
March 31, 2021 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev August 2020

FACTS	WHAT DOES BLACKSTONE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•  Social Security number and income

•  Assets and investment experience

•  Risk tolerance and transaction history

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

(as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Blackstone share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don't share

To limit our sharing	• Email a copy of the Mail-in Form below identifying any/all you want to limit at PrivacyQueries@Blackstone.com, and/or mail to the address indicated below.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.
Questions?	Email us at PrivacyQueries@Blackstone.com or go to www.blackstone.com/privacy.

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Mail-in Form
Mark any/all you want to limit:

[ ] Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
[ ] Do not allow your affiliates to use my personal information to market to me.

Name
Address
City, State, Zip

Mail to:	Attention: Data Policy and Strategy Officer, Legal & Compliance
The Blackstone Group
345 Park Avenue
New York
NY 10154
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Master Fund, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Private Credit Fund and the Blackstone Credit Funds, consisting of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone Secured Lending Fund
What We Do
How does Blackstone protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Blackstone collect my	We collect your personal information, for example, when you
personal information?	• open an account or give us your income information
• provide employment information or give us your contact information
• tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with a Blackstone name, financial companies such as Blackstone Alternative Credit Advisors LP, Strategic Partners Fund Solutions, and our affiliates listed in Appendix A to our Online Privacy Notice at www.blackstone.com/privacy.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Blackstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Our joint marketing partners include financial services companies.
Other Important Information

INVESTOR DATA PRIVACY NOTICE

1. Why are you seeing this notice?

•	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•	"Personal Data" has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
•	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with 'know your client'/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2.Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

•	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data with (together, the Fund Parties).
•	Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
•	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a "data controller". In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

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Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3.What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

•	Identifiers (e.g., real name, alias, postal address, email address, social security or driver's license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including 'know your client', anti-money laundering, and sanctions checks, online registration details, and other contact information);
•	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
•	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
•	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
•	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);
•	Professional or employment-related information (e.g., current or past job history); and
•	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4.Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

	WHAT	HOW
1	Personal Data that you give us	• from the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)
• when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls
• when you make transactions with respect to the Fund
• when you interact with our online platforms and websites (such as bxaccess.com)
• when you purchase securities from us and/or tell us where to send money
• from cookies, web beacons, and similar interactions when you or your devices access our sites
• when we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

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2	Personal Data we obtain from others	• publicly available and accessible directories and sources
• bankruptcy registers
• tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction
• governmental and competent regulatory authorities to whom we have regulatory obligations
• credit agencies
• fraud prevention and detection agencies and organisations
• transaction counterparties

5.Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

	WHY	HOW
1	Contract	It is necessary to perform our contract with you to:
		•	administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our funds
		•	meet the resulting contractual obligations we have to you
		•	facilitate the continuation or termination of the contractual relationship between you and the Fund
		•	facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund
2	Compliance	It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:
	with law	•	undertake our client and investor due diligence, and on-boarding checks
		•	carry out verification, 'know your client', terrorist financing, sanctions, and anti-money laundering checks
		•	verify the identity and addresses of our investors (and, if applicable, their beneficial owners)
		•	comply with requests from regulatory, governmental, tax and law enforcement authorities
		•	for surveillance and investigation purposes
		•	carry out audit checks
		•	maintain statutory registers
		•	prevent and detect fraud
		•	comply with sanctions requirements

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3	Legitimate	For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:
	interests	•	manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis
		•	assess and process any applications or requests made by you
		•	open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme
		•	send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme
		•	address or investigate any complaints, claims, proceedings or disputes
		•	provide you with, and inform you about, our investment products and services
		•	monitor and improve our relationships with investors
		•	comply with applicable regulatory obligations, including anti-money laundering, sanctions and 'know your client' checks
		•	assist our transaction counterparties to comply with their regulatory and legal obligations (including anti- money laundering, 'know your client' and sanctions checks)
		•	manage our risk and operations
		•	comply with our accounting and tax reporting requirements
		•	comply with our audit requirements
		•	assist with internal compliance with our policies and processes
		•	ensure appropriate group management and governance
		•	keep our internal records
		•	prepare reports on incidents/accidents
		•	protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
		•	analyse and manage commercial risks
		•	seek professional advice, including legal advice
		•	enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership's or Fund vehicles' rights or obligations to evaluate proposed transactions
		•	facilitate business asset transactions involving the Fund partnership or Fund-related vehicles
		•	monitor communications to/from us using our systems
		•	protect the security and integrity of our information technology systems
		•	protect the security and safety of our buildings and locations where we operate
		•	operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)
		•	manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, correspondent and agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is:
• to manage our relationship with you
• for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations
• for the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

•    delivering the services you require

•    managing your investment

•    supporting and administering investment-related activities

•    complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities	• to comply with applicable laws and regulations
• where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities
• where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside of the Cayman Islands or UK/EEA)
Service Providers	• delivering and facilitating the services needed to support our business relationship with you
• supporting and administering investment-related activities
• where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice
Financing Counterparties, Lenders, Correspondent and Agent Banks

•    assisting these transaction counterparties with regulatory checks, such as 'know your client', and anti-money laundering procedures

•    sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	• providing you with investment-related services • to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
•	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

•	provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to affiliates and our group members, Fund management, members of the Fund's partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (for example, transfers from the UK/EEA, Cayman Islands, Australia, Hong Kong, Japan or Singapore to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your personal data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in section 5 above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see 13 below).

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal or regulatory requirement, or business purpose, for retaining your Personal Data.

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11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)
•	restrict the use of your Personal Data in certain circumstances
•	have incomplete or inaccurate Personal Data corrected
•	ask us to stop processing your Personal Data
•	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to "port" your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below methods if you have a disability and require an alternative format of this notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner's Office (available at: https://ico.org.uk/global/contact-us/)

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13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries:
40 Berkeley Square, London, W1J 5AL, United Kingdom
All other queries:
345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in July 2020.The overall management of the business and affairs of the Fund, including oversight of the Adviser, is vested in the Board of Trustees. Each member of the Board of Trustees shall hold office until the next meeting of common shareholders called for the purpose of considering the election of Trustees.

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Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since September 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (5 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since September 2017	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017).
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since September 2017	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP. (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since September 2017	Mr. Schpero is retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds

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INTERESTED TRUSTEES(3):
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC . Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None

OFFICERS:
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Since March 2019	Mr. Busch is a Senior Vice President of Blackstone Credit and part of Blackstone Credit’s Finance team. Before joining Blackstone Credit in 2018, Mr. Busch worked previously at Fifth Street Asset Management, where he was Senior Vice President of Finance and served as Controller of the firm's two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director of Blackstone Credit and Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

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OFFICERS (continued):

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director of Blackstone Credit and General Counsel of Blackstone Credit. Before joining Blackstone Credit in 2007, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Since February 2021	Ms. Naratil is a Principal of Blackstone Credit and part of the Investor Relations and Client Service team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds (the Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund), Blackstone Secured Lending Fund, Blackstone Private Credit Fund, the Blackstone Real Estate Income Funds (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund) and Blackstone Alternative Multi-Strategy Fund. BDCs are included in the list of funds in the “Fund Complex.”
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

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Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael F. Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, Missouri 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Valerie Naratil
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgflx.com.

1.844.702.1299 | WWW.BGFLX.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 3, 2021

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 3, 2021

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 3, 2021